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                                                                 EXHIBIT 10.20.1
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                                                          Amendment to Documents

                   AMENDMENT NO. 1 TO BUSINESS LOAN AGREEMENT

 This Amendment No. 1 (the "Amendment") dated as of October 6, 2000, is between
    Bank of America, N.A. (the "Bank") and Variflex, Inc. (the "Borrower").

                                    RECITALS
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  A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of March 31, 2000 (the "Agreement").

           B. The Bank and the Borrower desire to amend the Agreement.

                                    AGREEMENT
                                    ---------

1 Definitions. Capitalized terms used but not defined in this Amendment shall
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                have the meaning given to them in the Agreement.

            2 Amendments. The Agreement is hereby amended as follows:
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     2.1 In Paragraph 1.1(a) of the Agreement, the amount "Ten Million Dollars
     ($10,000,000)" is substituted for the amount "Eight Million Dollars ($8,000,000)".

3 Representations and Warranties. When the Borrower signs this Amendment, the
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     Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

4 Conditions. This Amendment will be effective when the Bank receives the
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     following items, in form and content acceptable to the Bank:

     4.1A Corporate Resolution to Obtain Credit executed by the Borrower in the amount of Fifteen Million Dollars ($15,000,000).

5 Effect of Amendment. Except as provided in this Amendment, all of the terms
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     and conditions of the Agreement shall remain in full force and effect.

This Amendment is executed as of the date stated at the beginning of this Amendment.
                                              /s/   George W. Simmons
                                        -------------------------------------

                                        By: George W. Simmons, Vice President




     Bank of America, N.A.

     VARIFLEX, INC.

     /s/   Roger M. Wassermah
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     By Roger M. Wasserman, Chief Financial Officer





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